Note 15 - Financial Risk Management	12 Months Ended
Dec. 31, 2022
Statement Line Items [Line Items]
Disclosure of nature and extent of risks arising from financial instruments [text block]
15	Financial risk management

The Company’s Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework and reviews the Company’s risk management policies on an annual basis. Management identifies and evaluates financial risks and is charged with the responsibility of establishing controls and procedures to ensure that financial risks are mitigated in accordance with the approved policies.

Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises from the Company’s accounts receivable and cash. As of December 31, 2022, three customers each represented more than 5% of the gross accounts receivable balance of $34,320,380. As of December 31, 2021, two customers each represented more than 5% of the gross accounts receivable balance of $31,310,642.

The Company reviews the components of these accounts on a regular basis to evaluate and monitor this risk. The Company’s customers are generally financially established organizations, which limits the credit risk relating to the customers. In addition, credit reviews by the Company take into account the counterparty’s financial position, past experience and other factors.

As at December 31, 2022, the allowance for expected credit loss was $528,527 (2021 – $338,034). In establishing the appropriate allowance for expected credit loss, management makes assumptions with respect to the future collectability of the receivables. Assumptions are based on an individual assessment of a customer’s credit quality as well as subjective factors and trends. As at December 31, 2022, 80.0% of the Company’s customers are current, 10.6% are from 31 to 60 days, 3.6% are from 61 to 90 days, and 5.8% are greater than 90 days.

The Company, from time to time, invests its excess cash in accounts with Schedule I banks and Silicon Valley Bank (“SVB”), a large U.S. based bank, with the objective of maintaining the safety of the principal and providing adequate liquidity to meet current payment obligations and future planned capital expenditures and with the secondary objective of maximizing the overall yield of the portfolio. The Company’s cash as of December 31, 2022, is not subject to external restrictions. Investments must be rated at least investment grade by recognized rating agencies.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company’s approach to managing liquidity is to ensure, to the extent possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation. The Company manages its liquidity risk by continually monitoring forecasted and actual revenue and expenditures and cash flows from operations. Management is also actively involved in the review and approval of planned expenditures. The Company’s principal cash requirements are for principal and interest payments on its debt, capital expenditures and working capital needs. The Company uses its operating cash flows, loans and borrowings and cash balances to maintain liquidity. In the event that future cash flows from operations are lower than expected, the Company may need to seek additional financing, either by issuing additional equity or by undertaking additional borrowings. There is no certainty that additional financing will be available or that it will be available on attractive terms.

The following are the contractual maturities for the financial liabilities:

	December 31, 2022

	Carrying amount	Total contractual cash flows	Less than 1 year	1 to 3 Years	> 3 years

Accounts payable and accrued liabilities	$26,546,031	$26,546,031	$26,546,031	$-	$-
International loans	431,774	431,774	240,752	191,022	-
Term loans	3,790,572	3,963,031	3,963,031	-	-
Lease obligation	6,649,995	7,112,820	2,881,804	3,092,024	1,138,992

	37,418,372	38,053,656	33,631,618	3,283,046	1,138,992

	December 31, 2021

	Carrying amount	Total contractual cash flows	Less than 1 year	1 to 3 Years	> 3 years

Accounts payable and accrued liabilities	$24,853,497	$24,853,497	$24,853,497	$-	$-
International loans	882,085	882,085	467,312	414,773	-
Term loans	5,916,956	6,222,416	2,478,838	3,743,578	-
Lease obligation	4,206,869	4,724,847	2,058,161	2,666,686	-

	35,859,407	36,682,845	29,857,808	6,825,037	-

Interest rate risk

Interest rate risk is the risk of financial loss to the Company if interest rates increase on interest-bearing instruments. The revolving line of credit bears interest at 4.6%. The term loans bear interest at a fixed rate of 8.10%, which the Company believes is consistent with market interest rates for this type of debt.

Foreign exchange or currency risk

The Company is exposed to foreign exchange risk from sales and purchase transactions, as well as recognized financial assets and liabilities denominated in U.S. dollars. The Company’s main objective in managing its foreign exchange risk is to maintain U.S. cash on hand to support US forecasted obligations and cash flows. To achieve this objective, the Company monitors forecasted cash flows in foreign currencies and attempts to mitigate the risk by modifying the nature of cash held.

If a shift in foreign currency exchange rates of 10% were to occur, the foreign exchange gain or loss on the Company’s net monetary assets could change by approximately $9,336,426 due to the fluctuation and this would be recorded in the consolidated statements of comprehensive income.

Balances held in U.S. dollars are as follows in CAD:

	December 31, 2022	December 31, 2021

Cash	$82,257,335	$99,118,059
Accounts receivable	24,157,194	22,017,575
Accounts payable	13,050,270	15,530,451
Term loan	3,790,572	5,916,956